ITUS CORPORATION

ITUS Corporation

Presentation: Annual Shareholder Meeting

September 27, 2018

NASDAQ:ITUS

Amit Kumar, Ph.D.

(Soon to Be Anixa Biosciences, Inc.)

Forward-Looking Statements

Statements that are not historical fact may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect ITUS Corporation's current expectations concerning future events and results. We generally use the words "believes," "expects," "intends," "plans," "anticipates," "likely," "will" and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning our expectations, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those factors set forth in "Item 1A – Risk Factors" and other sections of our most recent Annual Report on Form 10-K as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented herein.

ITUS CORPORATION

Outline

- Background and Reflection on the Last Year
- Plans and Goals for remainder of 2018 and 2019
- Update on both programs
  - Update on CAR-T program
  - Update on Cchek™
- Q&A

Background

- Management Change in July 2017
- Team with Amit Kumar, Ph.D. as CEO for roughly 14 months
  - John Roop, SVP Engineering
  - Mike Catelani, COO, CFO
  - Tony Campisi, VP Engineering
  - George Dominguez, Ph.D., Senior Scientist
  - Alex Polo, Scientist
  - Chereen Abushaaban, Office Manager

ITUS CORPORATION

Leverage-Able Business Model

Research
- Invent/License Technology
- Proof of Concept
- Work with Academic Centers

Development
- Additional Data
- Regulatory Strategy
- Develop IP

Corporate Partnership
- License Fee
- Milestones
- R&D Support
- Revenue Share/Royalties

Commercialization
- Regulatory Testing and Approval
- Manufacturing
- Marketing, Sales, Distribution and Support

- No owned labs, or too many professional staff
- Access at collaborators
- Low Cash Burn

- Corp. Partner Subsidizes Expensive Commercialization
- Must be High Margin Product

Major Accomplishments

- Licensed CAR-T Technology from The Wistar Institute
- Established Cooperative R&D Agreement with Moffitt Cancer Center
- Accelerated Development Timeline for CAR-T Program
- Requested Meeting with the FDA, Over a Year Ahead of Schedule

- Presented Cchek Data at Multiple Scientific Conferences
- Completed Blinded Study of Cchek with Memorial Sloan Kettering and Serametrix on prostate cancer
- Identified Prostate and Breast Cancer as Initial Commercial focus for Cchek

ITUS CORPORATION

Stock Performance since July 2017


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2017-07-12
2017-07-27
2017-08-11
2017-08-28
2017-09-13
2017-09-28
2017-10-13
2017-10-30
2017-11-14
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2017-12-15
2018-01-03
2018-01-19
2018-02-05
2018-02-21
2018-03-08
2018-03-23
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2018-06-12
2018-06-27
2018-07-13
2018-07-30
2018-08-14
2018-08-29
2018-09-14

- Prefer not to predict stock price
  - Our primary goal is shareholder value creation
  - We have chosen to create shareholder value by engaging in the war against cancer
- Value Creation in Biotech can be Dramatic but Volatile

ITUS CORPORATION

Goals for Calendar Q4-2018 and 2019- CAR-T

- Pre-IND (Investigational New Drug) Meeting with FDA
  - Meeting Scheduled for October 16, 2018
  - Written Communication Shortly After
- File IND Application
- Begin First in Human Clinical Trial (as early as calendar Q1/Q2-2019 time frame)
- Begin Business Development activities

Goals for Calendar Q4-2018 and 2019- Cchek™

ITUS CORPORATION

- File Pre-IDE (Investigational Device Exemption) with FDA
- Meet with FDA-OIVD- Calendar Q4-2018 or Q1-2019
- Determine Commercialization Strategy
- Continue Presenting Data at Scientific Conferences
- Publish Data in Peer-Reviewed Publication
- Establish a Corporate Partnership

ITUS Corporate Goals

ITUS CORPORATION

- Change Name to Anixa BioSciences, Ticker to ANIX- Next Week
  - No action needed by shareholders
  - Financial websites will update ticker within a day or two
- Achieve analyst coverage
- Create more visibility with Institutional Investors

Stockholder Comments and Questions

- We always return stockholder calls
  - May take time as we are a small team and busy
  - Prefer calls rather than emails even though they take more time
  - Please be cognizant of our time
  - Sometime in the near future, we hope to begin quarterly conference calls
- Please understand constraints on our responses
  - Many questions we cannot answer, as we are a public company
  - Shareholders are always telling us what to do

Update on Both Programs

Two specific initiatives utilizing an understanding and control of the dynamic interaction between tumors and the immune system

- Liquid Biopsy-- Cchek™
- Early Cancer Diagnostic
  - Early Detection Leads to Cures
  - Non-Invasive (blood test)
  - Inexpensive
  - Rapid

- CAR-T- Chimeric Antigen Receptor T-cells
- Therapy for Ovarian Cancer
  - Licensed Technology
  - Ovarian Cancer has poor prognosis
  - Immunotherapy

Update- CAR-T

- Ahead of schedule
- October 16, 2018 FDA Meeting
- Minutes from FDA in 30-60 days
- Assuming no further animal studies are needed:
  - We expect to file our IND in Calendar Q4-2018 or early 2019
  - We expect FDA approval to move to clinical trials
- Begin Human Testing in Calendar Q1/Q2- 2019
  - Open Label Clinical Trial
  - Dose Escalating Trial
  - Focused on Safety with Window to Efficacy
  - Goal is 18-24 Ovarian Cancer Patients
  - Speed of Trial will be dependent on Patient Recruitment

Update- Cchek™

- Artificial Intelligence (AI) better than scientist or physician
- May work for all cancers
- To date, identified in 20 different types
  - Majority: Breast and Prostate
  - Other: Lung, Colon, Pancreatic, Melanoma, Ovarian, Liver, Bladder, Cervical, Endometrial, Uterine, Gastric, Head and Neck, Testicular, Thyroid, and others
- Complete Benign Conditions Studies
- FDA IDE Application in Process
- Commercialization Partnership discussions

Questions